UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 12, 2011, the Company issued the following press release: “The Hanover Estimates Impact From Third Quarter Weather Activity, Provides Segment Earnings Estimate For The Third Quarter And Schedules Earnings Release Date”. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit 99.1	Press Release, Press release dated October 12, 2011 – “The Hanover Estimates Impact From Third Quarter Weather Activity, Provides Segment Earnings Estimate For The Third Quarter And Schedules Earnings Release Date”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: October 12, 2011	By:	/s/ David B. Greenfield
David B. Greenfield Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Exhibit Index

Exhibit 99.1	Press Release, Press release dated October 12, 2011 – “The Hanover Estimates Impact From Third Quarter Weather Activity, Provides Segment Earnings Estimate For The Third Quarter And Schedules Earnings Release Date”.